                                                                   EXHIBIT 10.25

                                 EXECUTION COPY

================================================================================

                    TWENTY-FOURTH SUPPLEMENTAL LEASE AGREEMENT

                                 BY AND BETWEEN

                     MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY


                                       AND

                           FEDERAL EXPRESS CORPORATION

                             DATED AS OF MAY 1, 2003


AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.

================================================================================

                                TABLE OF CONTENTS

SECTION                                                           PAGE
-------                                                           ----
  1     Definitions .........................................     4

  2     Granting Leasehold ..................................     4

  3     Term; Delivery and Acceptance of Possession .........     4

  4     Rental ..............................................     5

  5     Hazardous Substances/Waste ..........................     6

  6     Lease Agreement Still in Effect; Provisions There of
        Applicable to this Twenty-Fourth Supplemental Lease
        Agreement ...........................................     7

  7     Descriptive Headings ................................     7

  8     Effectiveness of this Twenty-Fourth Lease Agreement       8

  9     Execution of Counterparts ...........................     8

  10    Summaries ...........................................     8

        Notary ..............................................     10

        Leased Parcel Summary ...............................     11

        Rental Summary ......................................     13

                   TWENTY-FOURTH SUPPLEMENTAL LEASE AGREEMENT

     THIS TWENTY-FOURTH SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the 1ST of May 2003, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee.

                              W I T N E S S E T H:

     WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979; and

     WHEREAS, Authority and Tenant between April 1, 1981 and March 1, 2002, have entered into Twenty Three Supplemental Lease Agreements amending the 1979 Consolidated and Restated Lease Agreement; and

     WHEREAS, the said Consolidated and Restated Lease Agreement dated as of August 1, 1979, together with the First through the Twenty-Third Supplemental Lease Agreements is herein referred to as the "Lease Agreement"; and

     WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Twenty-Fourth Supplemental Lease Agreement.

     NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

     SECTION 1. DEFINITIONS. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Twenty-Fourth Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Twenty-Fourth Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

     SECTION 2. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Twenty-Fourth Supplemental Lease Agreement, the additional land containing approximately 4.089 acres or 178,097 square feet acres located on the West Ramp
(A) Expansion.

     SECTION 3. TERM; DELIVERY AND ACCEPTANCE OF POSSESSION. The term of this Twenty-Fourth Supplemental Lease Agreement shall commence at 12:01 A.M. on May 1, 2003, for the land described in Exhibit "A" and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall, however, deliver to Tenant sole and exclusive possession of the land leased hereby, as of the effective date of this Twenty-Fourth Supplemental Lease Agreement for the purpose of constructing improvements required for Tenant's intended use of the land leased hereby, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

     SECTION 4. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior Supplemental Lease Agreements), during the term of this Twenty-Fourth Supplemental Lease Agreement, Tenant shall pay to the Authority in advance on the first business day of each month $2,263.32 in equal installments beginning date of beneficial occupancy or December 31, 2003, whichever occurs first, a total rental payment of $27,159.79 per year, which the parties hereto agree is based upon an aggregate of 178,097 square feet of area at an annual rental rate of ($0.1525) per square foot.

     The rental rate for all parcels will increase subject to terms and conditions of the consolidated and restated lease agreement dated August 1, 1979.

     SECTION 5. HAZARDOUS SUBSTANCES/WASTE. Tenant agrees to take the West Ramp Expansion (A) parcel in an "as is" condition as it relates to Hazardous Substances/Waste material that may be located at the site.

     Tenant, at its own expense, may arrange for a Phase I Environmental Survey on the land described herein by a reputable environmental consultant to determine the existence of "Hazardous Substances", as such term is defined in this Agreement. In the event that "Hazardous Substances" are discovered during excavation for construction on the property described in Exhibit "A", as the West Ramp Expansion (A) "Hazardous Substances" require special handling, removal or disposal ("Remediation"), then Tenant shall immediately notify Authority. The Tenant and Authority will confer and jointly determine the method of handling, removing or disposing of the "Hazardous Substances" within 14 days after Tenant provides the Authority, in writing, its plan for Remediation. The form of Remediation agreed to by the parties must comply with "Environmental Laws", as such term is defined below. In the event that Tenant and Authority are unable to agree on a method for handling, removing or disposing of the "Hazardous Substances" due to differing interpretations of the requirements for Remediation as set forth in the applicable "Environmental Laws", then the form of Remediation will be determined by the appropriate federal, state or local agency with relevant regulatory and enforcement jurisdiction over the subject site. Authority will grant to Tenant a rent credit equal to the reasonable documented costs paid by Tenant for the Remediation of such "Hazardous Substances" associated with the property described in Exhibit "A".

     The term "HAZARDOUS SUBSTANCES", as used in this Twenty-Fourth Supplemental Lease Agreement, shall mean any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes
(i) listed in the United States Department of Transportation Hazardous Materials Table (49 CFR Section 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, (ii) designated as a "Hazardous Substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to
Section 307 of the Clean Water Act (33 U.S.C. Section 1317, (iii) defined as a "Hazardous Waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C. Section 6903), or (iv) defined as "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq. 42 U.S.C. Section 9601) or any other substances, (including, without limitation, asbestos and raw materials which include hazardous constituents), the general, discharge or removal of which or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any Federal, State or local law, regulation, or ordinance relating to pollution or protection of the environment.

     SECTION 6. LEASE AGREEMENT STILL IN EFFECT; PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented, shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Twenty-Fourth Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

     SECTION 7. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Twenty-Fourth Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Twenty-Fourth Supplemental Lease Agreement and shall not affect the meaning, construction, interpretation or effect of this Twenty-Fourth Supplemental Lease Agreement.

     SECTION 8. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Twenty-Fourth Supplemental Lease Agreement shall become effective at 12:01 a.m. on May 1, 2003.

     SECTION 9. EXECUTION OF COUNTERPARTS. This Twenty-Fourth Supplemental Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 10. SUMMARIES. For the convenience of both parties a Leased Parcel Summary and a Rental Summary are attached to this Lease Agreement.

          IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Twenty-Fourth Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and year first above written.


WITNESS:                            MEMPHIS-SHELBY COUNTY AIRPORT
                                    AUTHORITY

/s/ RICHARD V. WHITE                BY: /s/ LARRY D. COX
-----------------------------           ----------------------------------------


TITLE: Director of Properties       TITLE: President

Approved as to Form and Legality:


/s/ R. GRATTAN BROWN, JR.
-------------------------------
R. Grattan Brown, Jr., Attorney


WITNESS:                            FEDERAL EXPRESS CORPORATION
                                    A Delaware Corporation

/s/ MARILYN JONES                   BY: /s/ WILEY JOHNSON, JR.
--------------------------              ----------------------------------------

TITLE: Project Coordinator          TITLE: Managing Director, Real Estate and
                                             Airport Development

(STATE OF TENNESSEE)
(COUNTY OF SHELBY)

     On this ______day of __________________, 2003 before me appeared
___________, to me personally known, who,being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.


MY COMMISSION EXPIRES

_______________

                                                        Notary Public

(seal)


STATE OF TENNESSEE)
COUNTY OF SHELBY)

     On this 20th day of May, 2003 before me appeared Wiley Johnson, Jr., to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Managing Director, Real Estate, of Federal Express Corporation, the within named Lessee, and that he as such Managing Director, Real Estate, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such Managing Director, Real Estate.


MY COMMISSION EXPIRES

August 13, 2003                                         /s/ MARILYN JONES
                                                        -------------------
                                                        Notary Public

(seal)

                     FEDERAL EXPRESS LEASED PARCELS SUMMARY

PARCEL                                                                           EFFECTIVE
LEASE                         ACRES   SQUARE FEET   AGREEMENT                    DATE
------                        -----   -----------   ---------                    ---------
                                         BASE-LEASE

REVISED 9                   128.469                 CONSOLIDATED & RESTATED      08/01/79

10                            1.612        70,200   CONSOLIDATED & RESTATED      08/01/79

11                            1.044        45,359   CONSOLIDATED & RESTATED      08/01/79

                                     PREVIOUS SUPPLEMENTS

12                            2.707       117,915   FIRST SUPPLEMENTAL           04/01/81

13                            6.860       298,830   SECOND SUPPLEMENTAL          01/01/82

14                           14.586       635,377   FOURTH SUPPLEMENTAL          07/01/83

15                           12.689       552,723   FOURTH SUPPLEMENTAL          07/01/83

REV 16               18.281 (19.685)      796,312   FIFTH SUPPLEMENTAL           02/01/84

REV 17             119.616 (124.992)    5,210,477   SIXTH SUPPLEMENTAL           04/01/84

18                            2.717       118,353   SIXTH SUPPLEMENTAL           04/01/84

19                           41.606     1,812,352   SEVENTH SUPPLEMENTAL         06/01/84

25                            0.435        18,933   EIGHTH SUPPLEMENTAL          07/01/88

20                           11.275       491,127   NINTH SUPPLEMENTAL           06/01/89

27                           11.192       487,512   TENTH SUPPLEMENTAL           10/01/91

27 A (WEST)                   4.058       176,777   ELEVENTH SUPPLEMENTAL        07/01/94

27 B (WEST)                   5.706       248,533   ELEVENTH SUPPLEMENTAL        07/01/94

SOUTHWEST                     2.350       102,366   ELEVENTH SUPPLEMENTAL        07/01/94
RAMP

PARCEL                                                                           EFFECTIVE
LEASE                         ACRES   SQUARE FEET   AGREEMENT                    DATE
------                        -----   -----------   ---------                    ---------
32 (REMOVED)                 22.972     1,000,681   TWELFTH SUPPLEMENTAL         07/01/93

33                            8.998       391,942   THIRTEENTH SUPPLEMENTAL      06/01/95

36                            3.050       132,837   THIRTEENTH SUPPLEMENTAL      06/01/95

HANGAR 8 (REMOVED)                      36,946.33   THIRTEENTH SUPPLEMENTAL      06/01/95

34                            9.951       433,461   FOURTEENTH SUPPLEMENTAL      01/01/96

21                           19.134       833,476   FIFTEENTH SUPPLEMENTAL       01/01/97

22A (NORTH)                   3.214       140,000   SIXTEENTH SUPPLEMENTAL       04/01/97

37                            2.692       117,283   SEVENTEENTH SUPPLEMENTAL     05/01/97

38                            2.523       109,921   EIGHTEENTH SUPPLEMENTAL      07/01/97

39                            8.366       364,430   EIGHTEENTH SUPPLEMENTAL      07/01/97

WEST RAMP                    19.917       867,583   NINETEENTH EXPANSION         09/01/98
EXPANSION

CENTERLINE                   13.206    575,253.36   TWENTIETH SUPPLEMENTAL       12/01/00
NOVEMBER

TAXILANE 700                  4.706       204,975   TWENTY-FIRST SUPPLEMENTAL    05/15/00

TAXILANE 700                  3.052       132,951   TWENTY-SECOND SUPPLEMENTAL   03/15/01
EXTENSION

WEST RAMP                     8.408       366,242   TWENTY-SECOND SUPPLEMENTAL   03/15/01
AIRCRAFT/GSE EXPANSION

23 (GRABER)                  6.0023    261,460.18   TWENTY-THIRD SUPPLEMENTAL    03/01/02

12/02 WEST RAMP               19.66       856,529                                12/01/02

A380 RAMP                   43.6181     1,900,006                                12/31/06

                                            THIS SUPPLEMENT

West Ramp                     4.089       178,097   TWENTY-FOURTH SUPPLEMENT     05/01/03
EXPANSION (A)

                                         OPTIONS

22B (South)                   3.310       144,200   Option, Expires 5/31/04
29                             3.85       167,706   Option, Month/Month

                                       ASSIGNMENTS

24                            9.964       434,030   Southwide Assignment
                                                    Expires 5/14/2013
                                                    Invoice FEC
                                                    Next Increase 5/15/03

26                            9.532       415,213   BICO Assignment,
                                                    Expires 7/31/2021
                                                    Invoice FEC
                                                    Next Increase 8/01/2011

28                            10.68       465,221   Equitable Life Assignment
                                                    Expires 5/14/2013
                                                    Invoice FEC
                                                    Next Increase 5/15/03

RENTAL - FEDERAL EXPRESS

                             Effective July 01, 2003

                                             Annual
Category                   Number of         Rental Rate
of Space                   Square Feet       Per Sq. Ft.      Annual Rental
--------                   -----------       -----------      -------------
Parcel 23 (Graber)          261,460.18          0.0823        $    21,518.17
Bldg. T-376                   1,240.00          1.9072        $     2,364.93
Unimproved Ground         9,047,454.36          0.1525        $ 1,379,736.79
Improved Apron            2,395,802.00          0.1906        $   456,639.86
Hangar Property              72,092.67          1.4113        $   101,744.39
Hangar Office                28,000.00          2.2889        $    64,089.20
International Park        9,694,700.00          0.2672        $ 2,590,423.84
Former IRS Facility       2,255,137.24              --        $ 1,200,000.00
                         -------------       ---------        --------------
                         23,755,886.45             6.3        $ 5,816,517.18

                               BREAKDOWN OF SPACE

                                                               Sq. Ft.           Sq. Ft.
                                                               -------           -------
Graber              Parcel 23                                261,460.18
                                                                                261,460.18
BLDG. T-376         Parcel 4                                      1,240
                                                                                     1,240

UNIMPROVED GROUND   Parcel 1                                    130,900
                    Parcel 2                                     50,000
                    Parcel 3                                    192,400
                    Parcel 4                                     32,540
                    Parcel 6                                     89,700
                    Parcel 9                                  1,167,337
                    Parcel 19                                 1,812,362
                    Parcel 20                                   491,127
                    Parcel 27A                                  176,777
                    Parcel 27B                                  248,533
                    Southwest Ramp                              102,366
                    Parcel 33                                   391,942
                    Parcel 36                                   132,837
                    Parcel 34                                   433,461
                    Parcel 37                                   117,283
                    Parcel 38                                   109,921
                    Parcel 39                                   364,430
                    West Ramp Expansion                         867,588
                    Centerline November                      575,253.36
                    Taxilane 700                                204,975
                    Taxilane 700 Extension                      132,951
                    West Ramp Aircraft/GSE Expansion            366,242
                    12/02 West Ramp Expansion                   856,529

                                                                              9,047,454.36

IMPROVED APRON      Parcel 1                                    850,250
                    Parcel 2                                    226,900
                    Parcel 7                                    577,540
                    Parcel 9                                    253,600
                    Parcel 27                                   487,512
                                                             ----------

                                                                              2,395,802.00

                                                              Sq. Ft.            Sq. Ft.
                                                              -------            -------
HANGAR PROPERTY     Parcel 1                                     44,336
                    Parcel 2                                  27,756.67
                                                              ---------
                                                                                72,092.67

HANGAR OFFICE       Parcel 1                                     22,400
                    Parcel 2                                      5,600

                                                                                28,000.00

INTERNATIONAL PARK  Parcel 5                                     24,000
                    Parcel 8                                    247,254
                    Parcel 9                                  1,586,172
                    Parcel 10                                    70,200
                    Parcel 11                                    45,359
                    Parcel 12                                   117,915
                    Parcel 13                                   298,830
                    Parcel 14                                   556,334
                    Parcel 15                                   552,723
                    Parcel 16                                   796,312
                    Parcel 17                                 4,288,839
                    Parcel 18                                   118,353
                    Parcel 25                                    18,933
                    Parcel 21                                   833,476
                    Parcel 22A                                  140,000
                                                           ------------
                                                                              9,694,700.00

FORMER IRS FACILITY                                        2,255,137.24       2,255,137.24
                                                           ------------

Areas Added DBO                     Square Feet                DBO
---------------                     -----------                ---
West Ramp Expansion (A)               178,097                  12/31/03
A380 Ramp                           1,900,006                  12/31/06

                                                                                 2,078,103

                                                      TOTAL:                 25,833,989.45

                                                                     Exhibit "A"

                                    [Survey]

                                  LEASE PARCEL

Being a parcel of land contained entirely within the Memphis/Shelby County Airport Authority property located in the City of Memphis, Shelby County, State of Tennessee being more particularly described by metes and bounds as follows:

Commencing at the centerline intersection of Taxiway November and Taxilane 800; thence along the centerline of said Taxiway November, South 04 degrees 17 minutes 22 seconds West a distance of 404.00' to a point; thence departing from and perpendicular to said centerline, South 85 degrees 42 minutes 38 seconds East a distance of 375.00' to a point; thence along a line being 375.00' east of and parallel with said centerline, South 04 degrees 17 minutes 22 seconds West a distance of 25.00' to the TRUE POINT OF BEGINNING; thence perpendicular to said centerline, South 85 degrees 42 minutes 38 seconds East a distance of 50.00' to a point; thence along a line being 425.00' east of and parallel with said centerline, North 04 degrees 17 minutes 22 seconds East a distance of 25.00' to a point; thence perpendicular to said centerline, South 85 degrees 42 minutes 38 seconds East a distance of 225.00' to a point; thence along a line being 650.00' east of and parallel with said centerline, South 04 degrees 17 minutes 22 seconds West a distance of 652.17' to a point; thence perpendicular to said centerline, North 85 degrees 42 minutes 38 seconds West a distance of 275.00' to a point; thence along a line being 375.00' east of and parallel with said centerline, North 04 degrees 17 minutes 22 seconds East a distance of 627.17' to said TRUE POINT OF BEGINNING.

Said parcel of land containing 178,097 square feet or 4.089 Acres, more or less.